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                            SELECT DIMENSIONS LIFE II
                              SEPARATE ACCOUNT FIVE
                         HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 26, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2002

Pursuant to shareholder approval, the North American Government Securities Portfolio and Emerging Markets Portfolio of the Morgan Stanley Select Dimensions Investment Series were liquidated as of the close of the New York Stock Exchange on September 25, 2002. All information relating to the North American Government Securities Portfolio, North American Government Securities Sub-Account, Emerging Markets Portfolio and Emerging Markets Sub-Account are removed from the prospectus.




  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3885
333-52645